UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 30, 2023 (May 26, 2023)

(Date of Report/Date of earliest event reported)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 Kingsley Park Drive
Fort Mill, South Carolina
29715
(Address and zip code of principal executive offices)

(803) 802-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry Into A Material Definitive Agreement

On May 26, 2023, Domtar Corporation (the “Company”) through its wholly-owned subsidiary, Resolute FP Canada Inc. (“Resolute FP”), entered into an Asset Purchase Agreement with Thunder Bay Pulp and Paper Inc., an affiliate of Atlas Holdings LLC (the “Purchaser”) to sell the Company’s Thunder Bay, Ontario pulp and paper mill to the Purchaser for a purchase price of $218.6 million in cash, subject to customary adjustments (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Subject to the satisfaction or waiver of the closing conditions under the Asset Purchase Agreement, the Transaction is expected to close in the second half of 2023.

The sale of the Thunder Bay, Ontario pulp and paper mill is a requirement under the consent agreement entered into between the Company and the Canadian Commissioner of Competition and registered with the Competition Tribunal in connection with its review of the Company’s acquisition of all the outstanding common shares of the parent company of Resolute FP, Resolute Forest Products Inc. (“Resolute”), on March 1, 2023. Resolute FP will continue to operate its sawmills and woodlands in Northwestern Ontario.

The Asset Purchase Agreement contains representations, warranties and covenants that are customary for similar transactions and customary termination rights, including if the closing has not occurred on or prior to September 1, 2023, which may be extended under certain conditions.

At the closing of the Transaction, the parties will enter into certain ancillary agreements, including a transition services agreement, a reverse transition services agreement and a long-term woodchip and biomass supply agreement.

Our expectations with respect to the closing are forward-looking statements. Actual results could differ materially from those suggested by these statements for a number of reasons, including either party’s failure to satisfy the closing conditions and other factors impacting the paper industry or the mill.

On May 30, 2023, Resolute published a press release announcing the Transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1: Press release of Resolute Forest Products Inc., dated May 30, 2023

Exhibit No.	Description of Exhibits

99.1	Press release of Resolute Forest Products Inc., dated May 30, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION
(Registrant)

By:	/s/ Nancy Klembus
Name:	Nancy Klembus
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 30, 2023